UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

MOLECULAR DEVICES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-27316	94-2914362
(Commission File Number)	(IRS Employer Identification No.)

1311 Orleans Drive
Sunnyvale, CA 94089
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 747-1700
_________________

Item 12.     Results of Operations and Financial Condition.

On February 5, 2004, Molecular Devices Corporation ("Molecular Devices") reported its revenue and earnings for the quarter and year ended December 31, 2003. A copy of the press release issued by Molecular Devices on February 5, 2004 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Molecular Devices, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOLECULAR DEVICES CORPORATION

Dated: February 5, 2004	By: /s/ Timothy A. Harkness

Timothy A. Harkness
Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

99.1	Press release, dated as of February 5, 2004, reporting Molecular Devices Corporation’s revenue and earnings for the quarter and year ended December 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).